Exhibit 99.9

GUARANTY

THIS GUARANTY (this “Guaranty”) is dated as of January 1, 2018, and is made by SPAR GROUP, INC., a Delaware corporation, on behalf of itself and its heirs, successors, representatives and assigns (“Guarantor”), for the benefit of RICHARD JUSTUS (“Beneficiary”).

RECITALS

A.     On the effective date of this Guaranty, the Beneficiary sold all of his stock in the business entities described on Exhibit A to SPAR MARKETING FORCE, INC., a Nevada corporation (“Debtor”), for cash and the Debtor’s Secured Promissory Note in the aggregate principal amount of ONE HUNDRED THOUSAND and 00/100 ($100,000.00), evidenced by a promissory note from the Debtor to the Beneficiary.

B.     The Guarantor is the parent company of the Debtor; consequently, the Guarantor will receive a direct benefit from the financing provided by the Beneficiary.

C.     To induce the Beneficiary to finance the purchase by the Debtor, the Guarantor has agreed to guaranty the payment of the total principal and interest due by the Debtor and the performance of all of the Debtor’s non-monetary obligations to the Beneficiary (“Obligations”).

D.     The Debtor has executed a Securities Pledge and Escrow Agreement to grant a security interest lien in the securities purchased from Beneficiary; that agreement, together with the Secured Promissory Note and this Guaranty, are collectively hereafter called the “Loan Documents.”

NOW THEREFORE, in consideration of the foregoing, which the Guarantor hereby acknowledges to be true and good and sufficient consideration for this Guaranty, the Guarantor agrees as follows:

1.     The Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Beneficiary, for his benefit and for the benefit of his successors, endorsees, transferees and assigns, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) all of the Obligations. Accordingly, if the Debtor fails to pay any Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise), the Guarantor shall, on demand of the Beneficiary, immediately pay the Beneficiary the entire amount of such Obligations. If the Debtor shall at any time fail to make any payment required to be made under the Loan Documents as and when the same shall become due and payable, the Guarantor shall immediately make such payments or cause such payments to be made. The Guarantor waives all notices of any kind in connection with their obligations under this Guaranty.

2.     Nature and Duration of Guaranty. This is a general and continuing guaranty. The Guarantor hereby expressly waives notice from Beneficiary of Beneficiary’s reliance upon or acceptance of this Guaranty. The liability of the Guarantor under this Guaranty shall be joint and several with the liability of any other guarantor or guarantors of the Obligations of the Debtor guaranteed hereby. This Guaranty shall extend to all of the Obligations and shall remain in full force and effect until the Obligations are paid in full. The Guarantor agrees that if at any time all or any part of any payment made by such Guarantor hereunder previously applied by Beneficiary to the balance of the Obligations is or must be returned by or recovered from Beneficiary by reason of the insolvency of the Debtor or the pendency of proceedings instituted by or against the Debtor under the Federal Bankruptcy Code or any similar law, this Guaranty shall continue in effect or, if previously terminated, shall be reinstated, and the Obligations shall be deemed to have continued in existence as if such prior application had not been made. The Guarantor agrees to indemnify, save and hold Beneficiary harmless from and against any required return by or recovery from Beneficiary of any such payments as a result of being deemed preferential or fraudulent as to any creditor, trustee, debtor in possession or other party under applicable bankruptcy law.

3.     Guaranty of Costs. The Guarantor absolutely and unconditionally guarantees the prompt and full payment of all costs and expenses of whatever nature or kind, including without limitation, attorneys’ fees, incurred by Beneficiary in enforcing the provisions of this Guaranty and in collecting the Obligations guaranteed hereunder, whether or not legal action is brought against the Debtor, the Guarantor or any of them, and including expenses and attorneys’ fees for any appeal of any action brought by Beneficiary against the Debtor, the Guarantor or any of them.

4.     Guaranty Unconditional. This is a guaranty of payment and not of collection, and the obligations of the Guarantor hereunder are unconditional and absolute except as specifically provided herein and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Debtor with respect to any Obligation, by operation of law or otherwise; (ii) any modification or amendment or supplement to any document evidencing any Obligation; (iii) any release, non-perfection or invalidity of any direct or indirect security for any Obligation or any release of any other guarantor of any Obligation; (iv) any change in the existence, structure or ownership of the Debtor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor or its assets or any resulting disallowance, release or discharge of all or any portion of any Obligation; (v) the existence of any claim, set-off or other right which any guarantors may have at any time against the Debtor, any Beneficiary or any other corporation or person, whether in connection herewith or any unrelated transaction; provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (vi) any invalidity or unenforceability of any Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by the Debtor of any Obligation; (vii) any failure by Beneficiary (A) to file or enforce a claim against the Debtor or its estate (in a bankruptcy or other proceeding), (B) to give notice of the existence, creation or incurring by the Debtor of any new or additional indebtedness or obligation under or with respect to any Obligation, (C) to commence any action against the Debtor, (D) to disclose to the Guarantor any facts that the Beneficiary may now or hereafter know with regard to the Debtor, or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing any Obligation; (viii) any other act or omission to act or delay of any kind by the Debtor, the Beneficiary, or any other person; or (ix) any other circumstance whatsoever that might, but for the provisions of this clause, constitute a legal or equitable discharge of any of the Guarantor’s obligations hereunder.

5.     Consideration. The Guarantor represents, warrants and acknowledges that the Guarantor has received good, valuable and sufficient consideration for the making of this Guaranty and expressly agrees that recourse may be had against such Guarantor’s properties for all obligations hereunder, and further agree that any and all of such Guarantor’s properties shall be subject to execution for any judgment rendered against such Guarantor on this Guaranty by a court of competent jurisdiction. Debtor shall pay the Guarantor a fee each year on the anniversary of the effective date hereof for providing this Guaranty equal to one half of one percent (0.50%) of the outstanding amount of the Obligations.

6.     Waiver of Right of Subrogation. The Guarantor shall not assert any right to which the Guarantor has or may become entitled, whether by subrogation, contribution or otherwise, against the Debtor or any of the Debtor’s properties, or against any other guarantors of the Obligations, by reason of the performance by the Guarantor of his or her Obligations under this Guaranty, and the Guarantor shall have no right of subrogation to the rights of Beneficiary against the Debtor or any other guarantors, except after (i) payment in full of all of the Obligations (including costs and expenses) which may be or become payable in respect of or under the Loan Documents, and (ii) the expiration of any applicable period of time within which payments (received from the Debtor or from liquidation of any collateral given by the Debtor) may be recovered by or on behalf of a trustee or debtor in possession in proceedings for relief under the Federal Bankruptcy Code or similar insolvency law.

7.     Subordination of Claims. All obligations of the Debtor to the Guarantor, whether now existing or hereafter arising, are hereby made subordinate and inferior to the Obligations of the Debtor to Beneficiary under the Loan Documents; should any payment of any such obligation be collected, enforced and received by the Guarantor while any Loan Document (including this Guaranty) is in default or under circumstances which create, or which are reasonably likely to create, an event of default thereunder, then, in such event, such payment or payments shall be received by the Guarantor as trustee for Beneficiary and paid over to Beneficiary on account of the Obligations of the Debtor.

8.     No Duties of Beneficiary. Beneficiary shall have no duty to the Guarantor to monitor the actions or condition of the Debtor. It is the intention of the parties that Beneficiary may rely completely on this Guaranty for repayment of the Obligations arising under the Loan Documents, whether or not the Debtor is creditworthy and whether or not it would be prudent to make such loans and advances to or on behalf of the Debtor or to permit the same to remain outstanding. Beneficiary shall have no duty to the Guarantor to see to the payment and performance by the Debtor of the Debtor’s obligations or duties under the Loan Documents.

9.     Independent Obligations. The Obligations of the Guarantor hereunder shall be joint and several with, and shall be independent of, the Obligations of the Debtor and any other guarantors. A separate action or actions may be brought and maintained against the Guarantor whether or not an action is brought against the Debtor or any such additional guarantor. Beneficiary may proceed directly against the Guarantor without first pursuing recourse against any collateral held for the Obligations guarantied hereby.

10.     Representation and Warranties. The Guarantor represents and warrants to the Beneficiary that: (a) the financing provided by Beneficiary to the Debtor will confer direct, full, fair and equivalent benefits on such Guarantor; (b) such Guarantor is neither insolvent nor will be rendered insolvent by the execution of this Guaranty; and (c) there is no litigation, claim or proceeding pending or threatened against such Guarantor that, if determined adversely, would have a material adverse effect on the financial condition of such Guarantor.

11.     Events of Default. The following shall be “Events of Default” under this Guaranty:

(a)     The failure of the Guarantor to abide by or perform any of the covenants on the part of such Guarantor contained herein (including the covenant to pay the Obligations upon default by the Debtor).

(b)     The entry of any monetary judgment or the assessment and/or filing of any tax lien against the Guarantor that is not satisfied, superseded or transferred to bond or other security within thirty (30) days of such event or the issuance of any writ of garnishment or attachment against any property of, debts due, or rights of such Guarantor.

(c)     The filing by the Guarantor of a voluntary petition in bankruptcy, or the commencement by the Guarantor of a voluntary case under any present or future federal bankruptcy law or any similar federal or state law, or the consent by the Guarantor to the appointment of or taking possession by a receiver, trustee, liquidator, custodian or other similar official, of the Guarantor or of all or any substantial portion of the Guarantor’s assets, or the making by the Guarantor of any assignment for the benefit of creditors, or the failure of the Guarantor generally to pay the Guarantor’s debts as such become due, or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Guarantor in an involuntary case under any present or future federal bankruptcy law or any similar federal or state law, or appointment of a receiver, trustee, liquidator, custodian or other similar official, of such Guarantor or of all or any substantial portion of the Guarantor’s assets.

(d)     Should any warranty or representation made or furnished to Beneficiary by or on behalf of the Guarantor, in connection with this Guaranty or to induce Beneficiary to extend credit or otherwise deal with the Debtor, prove to have been false in any material respect when made or furnished.

12.     Remedies. If an Event of Default shall occur, Beneficiary shall be entitled to exercise all remedies available against the Guarantor at law or in equity, including, but not limited to, the recovery of all sums guaranteed hereunder, recovery of damages for the breach hereof, or specific enforcement of this Guaranty, and to recover from the Guarantor all costs and expenses of exercising such remedies hereunder, including reasonable attorneys’ fees and actual costs, whether or not the exercise of such remedies involves litigation, and whether incurred in trial or appellate proceedings.

13.     Waiver of Exemptions. The Guarantor waives to the fullest extent allowed by law any and all exemptions afforded by law to such Guarantor.

14.     Miscellaneous Provisions.

(a)     Amendments. Except as otherwise provided herein, this Guaranty may be modified, amended, altered, or changed solely upon the unanimous written consent of the Guarantor and Beneficiary.

(b)     Attorneys’ Fees. In the event any party institutes a legal proceeding to enforce its rights hereunder, the legal fees and all costs of the proceeding shall be paid by the non-prevailing party to the prevailing party, whether in arbitration, at trial, or on appeal.

(c)     Captions and Headings. Titles, captions, and headings contained in this Guaranty are inserted only as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Guaranty or the intent of any provision hereof.

(d)     Construction. Whenever the context may require, any pronoun used in this Guaranty shall include the corresponding masculine, feminine or neuter forms. Whenever the context may require, the singular form of any noun, pronoun, and verb shall include the plural form; the plural form of any noun, pronoun, and verb shall include the singular form.

(e)     Counterparts. This Guaranty may be executed in two (2) or more counterparts, all of which shall be considered one and the same Guaranty, and shall become effective when one counterpart has been signed by each party and delivered to the other parties hereto. The parties also hereby agree that, for purposes of the execution of this Guaranty, facsimile and .pdf signatures shall constitute original signatures.

(f)     Cross Default. This Guaranty shall be in default in the event of a default under any of the Loan Documents.

(g)     Effectiveness. This Guaranty shall become effective when executed by the Guarantor regardless of whether actually received by the Beneficiary.

(h)     Entire Agreement. This Guaranty, collectively with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter described herein and replaces and supersedes all prior and contemporaneous agreements by and among the parties with respect to the subject matter hereof. Any prior understandings or representations preceding the date of this Guaranty will not be binding on any party.

(i)     Further Assurances. Each party agrees to execute such other documents and instruments as are necessary to comply with any applicable law, rule, or regulation.

(j)     Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its rules governing choice of law or conflicts or laws.

(k)     Interpretation. The Guarantor and Beneficiary have contributed substantially and materially to the preparation of this Guaranty; consequently, this Guaranty will not be construed more strictly against one than against any other merely by virtue of the fact that it may have been prepared by legal counsel to Beneficiary.

(l)     Legal Counsel. The parties acknowledge that Fisher, Tousey, Leas & Ball, P.A., a Florida professional service corporation (“Legal Counsel”), is legal counsel to Beneficiary, that Legal Counsel prepared this Guaranty on behalf of and in the course of its representation of the Beneficiary. The Guarantor (i) acknowledge that Legal Counsel represents Beneficiary in this matter, and (ii) acknowledge they have had an opportunity to consult with legal and tax counsel of the Guarantor’s choice. The parties agree that in the event of a dispute between the Beneficiary and the Guarantor, Legal Counsel may continue to represent the Beneficiary. The Guarantor acknowledges that no attorney-client relationship exists between the Guarantor and Legal Counsel.

(m)     Notices. All notices, requests, demands and other communications which are required or may be given under this Guaranty shall be in writing and shall be deemed to have been duly given (i) when received if personally delivered; (ii) the day after being sent, if sent for next day delivery to a domestic address by a recognized overnight service (e.g. Federal Express); and (iii) five (5) days after being sent, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent as follows:

If to the Beneficiary:	Richard Justus 9636 Heckscher Drive Jacksonville, Florida 32226

With a copy to:	Fisher, Tousey, Leas & Ball, P.A. Attention: Marvin C. Kloeppel, Esquire 501 Riverside Avenue, Suite 600 Jacksonville, Florida 32202

If to the Guarantor:	SPAR Group, Inc. ____________________ ____________________

With a copy to:	Foley & Lardner, LLP Attention: Jason M. Hille, Esquire 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

or to such other address as such party shall have specified by notice in writing to the other parties.

(n)     Rights and Remedies Cumulative. Each right, power and remedy of the Beneficiary as provided for in this Guaranty or now or hereafter existing under applicable laws or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guaranty or now or hereafter existing under applicable laws or otherwise, and the exercise or beginning of the exercise by the Beneficiary of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Beneficiary of any or all such other rights, powers or remedies.

(o)     Severability. If any provision in this Guaranty is held to be invalid, illegal, or unenforceable in any respect or the application of any provision is held to be invalid, illegal, or unenforceable as to any person, fact, circumstance or situation, such invalidity, illegality, or unenforceability shall not affect the remainder of such provision, any other provision hereof, or any permitted application. This Guaranty shall be construed so as to be valid, legal, binding and enforceable to the fullest extent permitted by law, and as if this Guaranty had never contained any such invalid, illegal, or unenforceable provision.

(p)     Successors. Except as otherwise provided herein, all provisions of this Guaranty shall be binding upon, inure to the benefit of, and be enforceable by and against the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

(q)     Survival of Representations, Warranties, and Covenants. The covenants, representations, warranties and other written statements set forth in this Guaranty or any separate instrument pursuant to which the parties subscribe to this Guaranty shall survive the execution and delivery hereof and thereof. Each of such covenants, representations, warranties and other written statements shall be deemed to be independent and material and to have been relied upon by the party to whom made.

(r)     Time. If any date described in this Guaranty falls on a Saturday, Sunday or national holiday that date shall be automatically extended to the next day that is not a Saturday, Sunday or national holiday. Time shall be of the essence with regards to the performance of each and every provision of this Guaranty.

(s)     Venue and Jurisdiction. The Guarantor consents to exclusive jurisdiction and venue in the courts having jurisdiction over Duval County, Florida in connection with any action, suit, or other proceeding arising from, relating to, or in any way connected with this Guaranty. The Guarantor agrees that they will not assert in any such action, suit, or proceeding that they are not personally subject to the jurisdiction of such court, that the action, suit, or proceeding is brought in an inconvenient forum, and/or that the venue of the action, suit, or proceeding is improper.

(t)     Waiver. The failure to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation.

(u)     WAIVER OF JURY TRIAL. GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER OPPORTUNITY FOR CONSULTATION WITH INDEPENDENT COUNSEL, WAIVES GUARANTOR’S RIGHT TO TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING ARISING FROM OR BASED UPON ANY LITIGATION OR OTHER PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR OBLIGATIONS ARISING FROM THIS GUARANTY OR ANY COURSE OF DEALING, COURSE OF CONDUCT, STATEMENT (VERBAL OR WRITTEN) OR ACTION IN CONNECTION WITH THIS GUARANTY. GUARANTOR AGREE THAT:

(i)     GUARANTOR SHALL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

(ii)     THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY NEGOTIATED BY SUCH GUARANTOR AND BENEFICIARY AND SHALL BE SUBJECT TO NO EXCEPTIONS.

(iii)     NEITHER GUARANTOR NOR BENEFICIARY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS GUARANTY (INCLUDING THIS SECTION) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Remainder of Page Intentionally Blank – Signature Page Follows

IN WITNESS WHEREOF, the Guarantor have duly executed and delivered this Guaranty as of the day and year first written above.

GUARANTOR:

SPAR Group, Inc.

By:
Name:	James R. Segreto
Title:	Chief Financial Officer

[Signature Page to Guaranty – Richard L. Justus]

EXHIBIT A

Number of Shares Sold

Number of Shares/Percentage Sold	Company
2 shares	Resource Plus of North Florida, Inc.
20 shares	Mobex of North Florida, Inc.
1%	Leasex, LLC